-------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 29, 2005

              CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-14.

                                  CWABS, INC.
-------------------------------------------------------------------------------

            (Exact name of registrant as specified in its charter)

         Delaware                       333-125164              95-4596514
-------------------------------   -----------------------  --------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                      Identification No.)

   4500 Park Granada, Calabasas, California                            91302
-----------------------------------------------------             -------------
   (Address of Principal Executive Offices)                         (Zip Code)

   Registrant's telephone number, including area code (818) 225-3237
                                                      ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.    Other Events.
---------     ------------

Pooling and Servicing Agreement; Characteristics of Initial Mortgage Loans.
---------------------------------------------------------------------------

          On December 21, 2005, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-14 (the "Certificates"). The Certificates were issued on December 21, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          A form of the Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.



Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.  Description
     -----------  -----------

      4.1         Form of Pooling and Servicing Agreement

                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWABS, INC.




                                                  By: /s/ Leon Daniels, Jr.
                                                      -----------------------
                                                  Name:  Leon Daniels, Jr.
                                                  Title:  Vice President


Dated:  January 30, 2006

                                 Exhibit Index
                                 -------------


Exhibit No.   Description
-----------   -----------

4.1           Form of Pooling and Servicing Agreement